John Hancock Funds II
Supplement dated November 23, 2011
to the current Statement of Additional Information
In the “Additional Services and Programs” section, the following paragraph under the section entitled “Exchange Privilege” is revised and restated as follows:
Provided a fund’s eligibility requirements are met, an investor who purchases Class I shares of the fund(s) pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the funds, may be afforded an opportunity to make a conversion of Class A shares or Class C shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding taxation upon the redemption or exchange of shares of a fund.
The following paragraph is added to the “Purchases and Redemptions through Third Parties” section:
Certain accounts held on a fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the fund(s). These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment adviser, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with the fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in a fund prospectus and if you had held your shares of the fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in the fund(s), and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference